Filed Pursuant to Rule 497(e)
File No. 333-199018

CORPORATE CAPITAL TRUST II

Supplement Dated October 20, 2017
to
Prospectus Dated May 1, 2017

This supplement contains information that supplements and amends, is a part of, and should be read in conjunction with the prospectus of Corporate Capital Trust II dated May 1, 2017, as supplemented and amended (the “Prospectus”). The Prospectus has been filed with the Securities and Exchange Commission and is available at www.sec.gov, or by calling (866) 650-0650. Capitalized terms used in this supplement shall have the same meaning as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read the entire Prospectus and this supplement, and consider carefully our investment objectives, risks, charges and expenses. You should also carefully consider the information disclosed in the section of the Prospectus captioned “Risk Factors” before you decide to invest in our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Expense Waiver and Reimbursement Arrangements with Our Advisors” section of the Prospectus is amended by replacing the third paragraph with the following:

The Company has entered into an Expense Support and Conditional Reimbursement Agreement, as amended (the “Expense Support Agreement”) with CNL and KKR (the “Advisors”) pursuant to which the Advisors jointly and severally agree to pay to the Company some or all operating expenses (an “Expense Support Payment”) for each month during the Expense Support Payment Period (as defined below) in which the Company’s board of trustees declares a distribution to its shareholders. The “Expense Support Payment Period” began on March 1, 2016, the date the Company’s minimum offering requirement was satisfied, and ends on December 31, 2017. The Advisors are entitled to be reimbursed promptly by the Company (a “Reimbursement Payment”) for Expense Support Payments made with respect to any class of common stock, subject to the limitation that no Reimbursement Payment may be made by the Company to the extent that it would cause the Company’s other operating expenses (as defined in the Expense Support Agreement) for such class of common stock to exceed the lesser of (A) 1.75% of average net assets attributable to common shares on an annualized basis after taking such payment into account or (B) the percentage of our average net assets attributable to shares of our common stock represented by other operating expenses (as defined in the Expense Support Agreement) during the period in which such expense support payment from the Advisors was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from the Advisors made during the same period). Additionally, reimbursement payments shall only be made to the extent they do not exceed estimated taxable income before reimbursements. Notwithstanding anything to the contrary in the Expense Support Agreement, no Reimbursement Payment shall be made if the effective rate of distributions per share on any class of common stock declared by the Company at the time of such Reimbursement Payment is less than the effective rate of distributions per share on any class of common stock at the time the Expense Support Payment was made to which such Reimbursement Payment relates. For this purpose, “effective rate of distributions per share” means actual declared distribution rate per share exclusive of return of capital, if any.